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                                                EXHIBIT 10-43



















                              AMENDMENT NO. 1

                                    TO

             THE PERFORMANCE SHARE DEFERRED COMPENSATION PLAN

                                    OF

                 NEW YORK STATE ELECTRIC & GAS CORPORATION
























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          The Performance Share Deferred Compensation Plan of New
York State Electric & Gas Corporation (the "Plan") is hereby amended, effective as of January 7, 1994, as follows:
          1. Section 5 of the Plan is amended to read, in its entirety, as follows:
          5. Funding. There will be no funding of any amounts to be paid pursuant to this Plan; provided, however, that the Corporation, in its discretion, may establish a trust to pay such amounts, which trust shall be subject to the claims of the Corporation's creditors in the event of the Corporation's bankruptcy or insolvency; and provided, further, that the Corporation shall remain responsible for the payment of any such amounts which are not so paid by any such trust.